UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

  X .

Preliminary Information Statement

      .

Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d) (2))

      .

Definitive Information Statement

FRIENDLY AUTO DEALERS, INC.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (check the appropriate box):

  X .

No fee required

      .

Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)

Title of each class of securities to which transaction applies:

__________________________________________________________________

(2)

Aggregate number of securities to which transaction applies:

__________________________________________________________________

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

__________________________________________________________________

(4)

Proposed maximum aggregate value of transaction:

__________________________________________________________________

(5)

Total fee paid:

__________________________________________________________________

      .

Fee paid previously with preliminary materials.

      .

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)

Amount Previously Paid:

__________________________________________________________________

(2)

Form, Schedule or Registration Statement No.:

__________________________________________________________________

(3)

Filing Party:

__________________________________________________________________

(4)

Date Filed:

__________________________________________________________________

FRIENDLY AUTO DEALERS, INC.

4132 S. Rainbow Blvd. Suite 513

Las Vegas, NV 89103

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO

SEND US A PROXY

Dear Stockholders:

This information statement (“Information Statement”) is being furnished to holders of record of the common stock, par value $0.001 per share (the “Common Stock”), at the close of business on May 17, 2010 of Friendly Auto Dealers, Inc., a Nevada corporation (the “Company”), with respect to certain corporate actions of the Company.  This Information Statement will be mailed or furnished to the stockholders of the Company on or about June 1, 2010.

The purpose of this Information Statement is to notify stockholders of the Company that, on May 17, 2010, the Company received a written consent in lieu of a meeting of stockholders from the holders of 19,250,000 shares of Common Stock (representing 61% of the issued and outstanding shares of Common Stock).  The written consent adopted resolutions approving amendments to the Company’s articles of incorporation to: (i) change the name of the Company to Innovative Therapeutic Solutions, Inc.; and, (ii) increase the number of authorized shares from seventy five million to seven hundred and five million shares.

ONLY THE STOCKHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON MAY 17, 2010 ARE ENTITLED TO NOTICE OF THE CORPORATE ACTIONS.  STOCKHOLDERS WHO HOLD IN EXCESS OF 50% OF THE COMPANY’S SHARES OF VOTING CAPITAL STOCK ENTITLED TO VOTE ON THE ACTIONS HAVE VOTED IN FAVOR OF THE ACTIONS.  AS A RESULT, THE ACTIONS HAVE BEEN APPROVED WITHOUT THE AFFIRMATIVE VOTE OF ANY OTHER STOCKHOLDERS OF THE COMPANY.  THESE ACTIONS ARE EXPECTED TO BE EFFECTIVE ON A DATE THAT IS AT LEAST 20 DAYS AFTER THE MAILING OF THIS INFORMATION STATEMENT.

The Company’s board of directors is not soliciting your proxy.  This Information Statement is being furnished to you solely for the purpose of informing stockholders of the matters described herein in compliance with Regulation 14(c) of the Securities Exchange Act of 1934, as amended.  The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Gerry Berg

Gerry Berg

President and Chief Executive Officer

June 1, 2010

FRIENDLY AUTO DEALERS, INC.

4132 S. Rainbow Blvd. Suite 513

Las Vegas, NV 89103

INFORMATION STATEMENT

This Information Statement is being furnished to holders of record of the Common Stock, at the close of business on May 17, 2010 of the Company, with respect to certain corporate actions of the Company.  This Information Statement will be mailed or furnished to the stockholders of the Company on or about June 1, 2010.

ABOUT THIS INFORMATION STATEMENT

What is the purpose of this Information Statement?

This Information Statement is being provided pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to notify stockholders of the Company, as of the close of business on May 17, 2010 (the “Record Date”), of corporate actions expected to be taken pursuant to the written consent of the principal stockholders of the Company.  Holders of the Company’s Common Stock have approved an amendment to the Company’s articles of incorporation to change the Company’s name to Innovative Therapeutic Solutions, Inc.; and, increase the number of authorized shares of the Company from seventy five million to seven hundred and five million shares (collectively referred to hereafter as the “Actions”).  In order to eliminate the costs and management time involve in holding a special meeting, and in order to effect the corporate actions as soon as possible, the Company decided to proceed with the corporate actions by obtaining the written consent of stockholders holding a majority of the voting power of the Company.

Who is entitled to notice?

All holders of shares of Common Stock of record on the close of business on the Record Date are entitled to notice of the Actions.

On what corporate matters did the principal stockholders vote?

Principal stockholders holding 61% of the total issued and outstanding voting capital stock of the Company on the Record Date (a majority of the issued and outstanding voting capital stock required to vote on the Actions), voted for and approved the following:

•

For the approval of an amendment to the articles of incorporation of the Company to change the name of the Company to Innovative Therapeutic Solutions, Inc.; and,

•

For the approval of an amendment to the articles of incorporation of the Company to increase the number of authorized shares from seventy five million to seven hundred and five million shares.

What vote is required to approve the Actions?

In order to amend the articles of incorporation of the Company to authorize the Actions, the affirmative vote of a majority of the voting capital stock is required.  On May 17, 2010, principal stockholders of the Company voted in favor of the Actions.  Under Section 78.320 of the Nevada Revised Statutes, all activities requiring stockholder approval may be taken by obtaining the written consent and approval of more than 50% of the holders of voting stock in lieu of a meeting of the stockholders.  Because principal stockholders entitled to cast a vote representing 19,250,000 shares of Common Stock (which shares are equal to 61% of the total issued and outstanding voting capital stock of the Company on the Record Date), no action by the minority stockholders in connection with the Actions is required.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of the Record Date, with respect to the beneficial ownership of the outstanding Common Stock by (i) any holder of more than five percent, (ii) each of the Company’s executive officers, directors and director designees, and (iii) the Company’s executive officers, directors and director designees as a group.

Name of Beneficial Owner (1)	Title of Class	Number of Shares Beneficially Owned (2)	Percent of Shares Outstanding
5% Security Holders
Gemini Consulting, LLC	Common	8,750,000	30.48%
Tad Mailander	Common	5,500,000	19.16%

Officers and Directors
Gerry Berg, President, CEO and Director	Common	5,700,000	19.85%
All directors and executive officers as a group (1 person)	Common	5,700,000	19.85%

(1)	Unless otherwise noted, each beneficial owner has the same address as the Company.

(2)

"Beneficial ownership" includes shares for which an individual, directly or indirectly, has or shares voting or investment power, or both.  Unless otherwise indicated, all of the listed persons have sole voting and investment power over the shares listed opposite their names.  Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 of the Exchange Act.

ACTIONS

I

AMENDMENT TO THE ARTICLES OF INCORPORATION OF THE COMPANY TO CHANGE THE NAME OF THE COMPANY TO INNOVATIVE THERAPEUTIC SOLUTIONS, INC.

On May 17, 2010, the Company’s board of directors adopted a resolution declaring it advisable to amend the Company’s articles of incorporation to change the name of the Company to “Innovative Therapeutic Solutions, Inc.”  On May 17, 2010, the Company received a written consent in lieu of a meeting of stockholders from the holders of 19,250,000 shares of Common Stock (representing 61% of the issued and outstanding shares of Common Stock) approving the Actions. A copy of the form of Certificate of Amendment to the Articles of Incorporation is attached as Appendix A hereto.

Purpose of Changing the Name of the Company

On May 17, 2010 the Company entered into a material definitive agreement with TMD Courses, Inc., a California corporation (hereafter referred to as “TMD”) entitled “Common Share Exchange Agreement.” This event was reported on Form 8-K with the Securities and Exchange Commission. Inter alia, the Company and TMD agreed to an exchange of common stock whereby the Company would acquire all of the issued and outstanding shares of TMD common stock, which comprises all classes of stock issued by TMD. Further, and as a condition precedent to the closing of the material definitive agreement, the Company agreed to amend its articles of incorporation to change its name to Innovative Therapeutic Solutions, Inc. By virtue of the common share exchange agreement between the Company and TMD, the Company’s operations going forward are focused in the development, marketing and sales of therapeutic medical products and services, and the Company’s board of directors believes that it is in the Company’s best interest to have the Company change its name to more accurately reflect the future business and operations of the Company.

II

AMENDMENT TO THE ARTICLES OF INCORPORATION OF THE COMPANY TO INCREASE THE NUMBER OF AUTHORIZED SHARES.

On May 17, 2010, the Company’s board of directors adopted a resolution declaring it advisable to amend the Company’s articles of incorporation to increase the number of the Company’s authorized common shares from seventy five million to seven hundred and five million shares. On May 17, 2010, the Company received a written consent in lieu of a meeting of stockholders from the holders of 19,250,000 shares of Common Stock (representing 61% of the issued and outstanding shares of Common Stock) approving the Actions. A copy of the form of Certificate of Amendment to the Articles of Incorporation is attached as Appendix A hereto.

The Board of Directors believes that this increase in the number of authorized shares is in the best interest of the Company in that it will provide the Company with the available shares required to be used to complete its obligations under the Common Share Exchange Agreement with TMD under which the Company is obligated to issue 250,523,333 shares to TMD in exchange for all of the issued and outstanding shares of TMD. Additionally, the increase in the authorized number of shares could be issued for various corporate purposes, including, but not limited to, acquisitions, stock dividends, stock splits, and stock options, all as the Board of Directors determines to be reasonably prudent in its discretion. It should be noted that except for the completion of the Company’s obligations pursuant to the Common Share Exchange Agreement, the Company has no planned or anticipated corporate actions to issue any of the balance of shares subject to the increase in the authorized number of shares.

Effect on Shareholders.

The issuance by the Company of the shares subject to the Common Share Exchange Agreement with TMD will dilute both the equity interests and the earnings per share, if any, of existing holders of the Common Stock. When the consummation of the Common Share Exchange Agreement occurs, all of the Company’s shares so issued will have voting and other rights identical to those of the currently authorized shares of Common Stock.

Effective Date of the Amendments

The name change of the Company will become effective upon the filing of the certificate of amendment to the Company’s articles of incorporation with the Secretary of State of the State of Nevada.  Pursuant to Rule 14c-2 under the Exchange Act, the foregoing Actions may not become effective until a date that is at least 20 days after the date on which this Information Statement has been mailed to the stockholders of the Company.

Dissenters’ Right of Appraisal

Under Nevada law and the Company’s articles of incorporation and bylaws, no stockholder has any right to dissent to the proposed amendments to change the name of the Company and to increase the number of authorized shares, and no stockholder is entitled to appraisal of or payment for their shares of Common Stock pursuant to such changes.

No Meeting of Stockholders Required

The Company is not soliciting any votes with regard to the Actions.  The principal stockholders that have consented to the Actions hold a majority of the total issued and outstanding shares of voting capital stock and, accordingly, such principal stockholders have sufficient shares to approve the Actions.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

Other than as described below, for the fiscal year ended December 31, 2009, there were no transactions with related persons required to be disclosed in this Information Statement.

PROPOSALS BY SECURITY HOLDERS

No security holder has requested the Company to include any additional proposals in this Information Statement.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

No officer, director or director nominee of the Company has any substantial interest in the matters to be acted upon, other than his role as an officer, director or director nominee of the Company.  No director of the Company has informed the Company that he intends to oppose the proposed actions to be taken by the Company as set forth in this Information Statement.

ADDITIONAL INFORMATION

The Company files reports with the Securities and Exchange Commission (the “SEC”).  These reports include annual and quarterly reports, as well as other information the Company is required to file pursuant to securities laws.  You may read and copy materials the Company files with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549.  You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.  The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one Information Statement is being delivered to multiple security holders sharing an address unless the Company received contrary instructions from one or more of the security holders.  The Company shall deliver promptly, upon written or oral request, a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the document was delivered.  A security holder can notify the Company that the security holder wishes to receive a separate copy of the Information Statement by sending a written request to the Company at 4132 S. Rainbow Blvd. Suite 513 Las Vegas, NV 89103, or by calling the Company at (702) 321-6876.  A security holder may utilize the same address and telephone number to request either separate copies or a single copy for a single address for all future information statements, proxy statements and annual reports.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Gerry Berg

Name:  Gerry Berg

Title:    President and Chief Executive Officer

June 1, 2010

APPENDIX A

CERTIFICATE OF AMENDMENT

TO THE

ARTICLES OF INCORPORATION

OF

FRIENDLY AUTO DEALERS, INC.

The undersigned, pursuant to Section 78.390 of the General Corporation Law of Nevada, certifies on behalf of Friendly Auto Dealers, Inc., a Nevada corporation (the “Corporation”), as follows:

1.

The Articles of Incorporation of the Corporation are hereby amended by deleting the text of the first paragraph thereof in its entirety and by adding, in lieu thereof, the following text:

“Innovative Therapeutic Solutions, Inc.”

2.

The Articles of Incorporation of the Corporation are hereby amended by deleting the text indicating the number of shares the Corporation is authorized to issue from 75,000,000 to 705,000,000 shares with par value.

3.

The Board of Directors of the Corporation adopted resolutions proposing the amendments for approval by the holders of a majority of the issued and outstanding shares of all of the Corporation’s stock entitled to vote on the matter, which majority shareholders executed a written consent in accordance with the provisions of Section 78.320 of the General Corporation Law of Nevada in favor of the amendment.

4.

This Certificate of Amendment has been duly adopted in accordance with the provisions of Section 78.390 of the General Corporation Law of Nevada.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment as of May 17, 2010.

FRIENDLY AUTO DEALERS, INC.

By:_____________________________________

      Gerry Berg, President and CEO

1